Addendum II

Date: February 15, 2007

Lessor: Yates, Fontenot, Smith and Brum

Lessee: M Line Holdings Inc (formerly Gateway International Holdings Inc)

Premises: 2672 Dow Avenue, Tustin, California

56. **Base Monthly Rent Modification:** The Base Monthly Rent shall be modified to $27,741.00 commencing October 1, 2011 for the balance of the initial lease term which ends June 30, 2012.

The monthly impound account (paragraphs 1.6(d) and 54) shall remain the same during the October 2011 through June 2012 period.

57. **Lease Extension:** The lease shall be extended for an additional 5 years commencing July 1, 2012 and ending June 30, 2017 on the same terms as the original lease dated February 15, 2007 except for the Base Monthly Rent and Lease Security Deposit.

The Base Monthly Rent during the extension term shall be as follows:

July 2012 through June 2013 --- $27,741.00

July 2013 through June 2014 --- $28,573.00

July 2014 through June 2015 --- $29,430.00

July 2015 through June 2016 --- $30,313.00

July 2016 through June 2017 --- $31,223.00

The monthly impound account (paragraphs 1.6(d) and 54) shall remain the same during the lease extension term.

58. **Security Deposit:** The current security deposit of $34,068.00 shall be adjusted to $31,223.00 and the difference of $2,845.00 shall be applied as a credit against October 1, 2011 rent of $27,741.00 (after the $2,845.00 credit the October 1, 2011 base rent will be $24,896.00.

Executed at Irvine, CA
Date: 9-30-11

Lessor: Yates, Fontenot, Smith and Brum

By: David H. Smith
Name Printed: David H. Smith
Title: Manager

By: ______
Name Printed: ______
Title: ______

Executed at TUSTIN
Date: 9/28/2011

Lessee: M Line Holdings Inc

By: [signature]
Name Printed: GEORGE M COLIN
Title: CEO

By: [signature]
Name Printed: ANTHONY L. ANISH
Title: CO. SECRETARY